Two Harbors Investment Corp. is proud to present: Mortgage REIT Primer. The company believes periodic webinars will provide an opportunity to share more in-depth insights on various topics which may help investors, analysts and the media develop a deeper understanding of the residential mortgage and housing markets and the company. Mortgage REIT Primer Two Harbors Investment Corp. April 15, 2013

April 15, 2013 Mortgage REIT Primer 1 July Hugen Director of Investor Relations, Two Harbors WELCOMING REMARKS Thank you for joining us today. I’m July Hugen, Director of Investor Relations for Two Harbors. We are pleased to launch the first segment in our mini-webinar series titled, “Mortgage REIT Primer.” In this webinar, we will explain what a REIT is, what the different types of REITs are, some of the opportunities and risks associated with mortgage REITs, and finally how and why we believe Two Harbors is poised for future success. The presentation to this webinar is also available via download by clicking the “Event Resources” tab in the lower left corner of your screen. Click “Presentation Slides” or right click and save, to download a PDF of the slides. Please note that this webinar is pre-recorded. We encourage you to contact Investor Relations if you have additional questions or would like to discuss this topic further. Contact information for the Investor Relations team can be found on Slide 16. SAFE HARBOR STATEMENT Before we begin, I would like to take a moment to remind you that remarks made by Two Harbors' management during this webinar and the accompanying slide presentation may include forward-looking statements. Forward-looking statements reflect our views regarding future events and are typically associated with the use of words such as anticipate, target, expect, estimate, believe, assume, project, and should, or other similar words. We caution investors not to rely unduly on forward-looking statements. They imply risks and uncertainties, and actual results may differ materially from expectations. We urge you to carefully consider the risks described in our filings with the SEC, which may be obtained on the SEC's website at www.sec.gov. We do not undertake any obligation to update or correct any forward-looking statements if later events prove them to be inaccurate. REAL ESTATE INVESTMENT TRUST (“REIT”) Please turn to slide 4. A Real Estate Investment Trust, or “REIT,” is a company that owns, and in many cases operates, income-producing real estate. Some REITs also engage in financing real estate. The principle advantage for a company qualified as a REIT is the tax benefit. Those companies who meet the REIT requirements do not have to pay taxes at a corporate level, which allows REITs to pass through profits to investors and avoid what is known as “double taxation.” As a result of this beneficial tax treatment, the characterization of the Company’s taxable income is passed through to the stockholder and a REIT’s dividend is generally not characterized as a qualified dividend for a stockholder. There are two types of REITs: Equity REITs, which own and manage property, and Mortgage REITs, which invest in real estate debt. Two Harbors is a mortgage REIT, as we’ll discuss later.

April 15, 2013 Mortgage REIT Primer 2 There are certain criteria a company must adhere with to be considered a REIT:  First, the 75% gross income test. This means that at the end of each year at least 75% of a REITs gross income must be derived from qualified REIT assets, which include rents from real property, interest from mortgages, and income from the sale of mortgages and/or real property.  Second, the 95% gross income test. This means that at the end of each year at least 95% of a REITs gross income must be derived from assets that qualify under the 75% gross income test plus other qualifying income, which includes dividends and interest or gain from the sale of private and government securities.  Third, the 75% asset test. This requires that at the end of each quarter a REIT have real estate related assets, government securities, and cash be at least 75% of their assets.  Fourth, non-investment activities, such as mortgage banking and hedging, have to be conducted through a separate taxable REIT subsidiary, or TRS. A REIT’s ownership of one or more TRS cannot make up more than 25% of the REIT’s total assets.  Fifth, a REIT must be held by a minimum of 100 stockholders and concentration is limited to a maximum of 50% direct or indirect ownership by any 5 owners.  And last, a REIT must pay out at least 90% of its taxable income to stockholders. As a result of this rule, REITs typically provide high dividend yields as compared to the broader market. Oftentimes, mortgage REITs pay out closer to 100% of their taxable income. Because a REIT is required to comply with its taxable income distribution requirements on an annual basis, the tax characterization allocation of each of its dividends declared throughout the entire taxable year are not determined until after December 31st. The tax characterization allocation is reported to the shareholder on a Company’s Form 1099-DIV, which is available to the shareholder in January or February of the following calendar year. There are 2 fundamental Investment Company Act of 1940 exemption requirements the REITs must adhere with to avoid special registration requirements and regulations by the SEC:  First, the 80% test allows the REIT to avoid registration as an investment company if at least 80% of the REIT’s assets consist of qualifying real estate related assets.  Second, if the REIT owns securitized mortgages, the 55% whole pool test allows the REIT to avoid registration as an investment company if at least 55% of the REIT’s assets consist of assets where the REIT owns an entire fixed pool of securitized mortgages. INDUSTRY HISTORY As shown on slide 5, REITs have been in existence since 1960 when the Cigar Excise Tax Extension bill, in which the REIT provision was contained, was signed into law. REITs were developed in an effort to boost real estate expansion in the United States, allowing investors of all size to invest in the real estate market, whereas previously only large private firms or wealthy individuals could participate. For the next two decades the REIT industry grew rapidly, going from $1 billion to over $21 billion, primarily fueled by mortgage REITs engaged in land development and construction financing. As the sector continued to grow, in the 1980’s and 90’s there were a number of slight modifications to the REIT law and we have highlighted a few of the more significant changes on this slide. In 2009, following the 2008 credit crisis, publicly traded REITs raised about $34.7 billion in 87 secondary offerings, and there were 9 initial public offerings.

April 15, 2013 Mortgage REIT Primer 3 LARGE MARKET SECTOR Please turn to slide 6. Today, the total U.S. REIT market capitalization is just over $600 billion, making it a significant player in the overall U.S. equities market. This slide shows the top 10 largest Equity REITs and top 10 largest Mortgage REITs, as measured by market capitalization. As you can see on the right, Two Harbors is the 3rd largest mortgage REIT. MORTGAGE REITS Since Two Harbors is a mortgage REIT, let’s take a more detailed look at this sector on slide 7. There are two types of mortgage REITs: Residential and Commercial REITs. Commercial REITs invest in assets that are secured by loans on commercial properties. Residential REITs break down into three further subcategories which differ in terms of both the securities they own and the types of risk they manage: Agency REITs, Non-Agency REITs and Hybrid REITs. Agency REITs invest solely in Agency securities, which are government securities with implicit or explicit credit protection. Agency REITs are subject to interest rate risk and prepayment risk. Non-Agency REITs invest in securities, mortgage loans, and related assets that are not government-backed and therefore carry more mortgage credit risk, which emphasizes the importance of granular data and security selection. Hybrid REITs, like Two Harbors, invest in both Agency and non-Agency securities, and have the ability to diversify their business with other real estate investments. Hybrid REITs manage the same types of risks as Agency REITs, as well as mortgage credit risk. It is important to note that these categories of Agency, Non-Agency and Hybrid REITs are flexible and as market conditions change these REITs have the opportunity to adapt their models. The graph on this page presents the market capitalization of the mortgage REIT industry from 1971 through 2012. As you can see, Two Harbors came to market in 2009 at a brief pause in the mortgage REIT sector growth, and since then the sector’s market capitalization has grown from about $22 billion to approximately $60 billion. LONG-TERM OPPORTUNITY Following the credit crisis of 2008, there was a massive dislocation of the $11 trillion residential mortgage-backed securities, or “RMBS.” The GSEs, that had been acting as the largest hedge funds in the world were essentially taken over by the Federal government, and were mandated to reduce their portfolios. This disinvestment caused inefficiency and the perfect opportunity for private capital to provide liquidity to the mortgage market. This systemic dislocation created an opportunity for Two Harbors to become a permanent source of capital to the mortgage sector, and these conditions are still intact today. It will take many years to address all these issues. Looking ahead, we expect private capital will play an increasingly important role in the mortgage market, and this will create new and sustained opportunities for mortgage REITs such as Two Harbors.

April 15, 2013 Mortgage REIT Primer 4 TWO HARBORS INVESTMENT CORP. Now, let’s move to slide 9 to talk about Two Harbors. By way of introduction, Two Harbors is a hybrid mortgage REIT that invests in the residential mortgage and housing sectors. Our common stock is traded on the New York Stock Exchange under the ticker, “TWO.” Two Harbors is the largest hybrid mortgage REIT with $4.5 billion in market capitalization as of March 28, 2013. Our mission is to be recognized as an industry leading mortgage REIT. We’ll accomplish this by achieving excellence in four areas:  First, through fluid capital allocation and superior portfolio construction using rigorous security selection and credit analysis;  Second, through unparalleled risk management with a strong focus on hedging and book value stability to our portfolio;  Third, through targeted diversification of our business model;  And finally, through leading governance and disclosure practices. PORTFOLIO COMPOSITION On the left hand side of slide 10 we show our portfolio holdings as of December 31, 2012. We utilize a relative value investment approach across the residential mortgage and housing universe to identify the most attractive investment opportunities. As you can see on the bottom right of slide 10 this approach enables us to shift our asset allocation with changing market conditions in effort to maximize stockholder returns. We analyze markets across sectors and deploy a fluid capital allocation model in pursuit of a superior portfolio based upon a rigorous security selection process. PORTFOLIO PERFORMANCE HISTORY One of the major attractions of investing in a REIT is that they are generally high dividend yielding stocks. As we have mentioned, a REIT must pay out at least 90% of its taxable income, and frequently pay out closer to 100%. On slide 11, we include a few important metrics related to dividend generation. On the upper left, you can see our annualized yields by portfolio. On the upper right, we provide some statistics including yield and the cost of financing, as well as the resulting net interest spread. All are important factors to monitor for a company like Two Harbors. On the bottom, we have charted our book value growth and dividend generation over time. Importantly, book value preservation over the long-term, we believe, is critical for our stockholders.

April 15, 2013 Mortgage REIT Primer 5 DELIVERING TOTAL RETURN Moving to slide 12, as a result of this approach, we are delighted to have delivered a total stockholder return of 137% since our inception in late 2009. This compares favorably to the returns on the S&P 500 Total Return Index and the Pine River Mortgage REIT index. MORTGAGE REIT RISKS Investing in mortgage REITs is not without risks, as highlighted on slide 13. The four primary risks mortgage REITs face are: interest rate risk, prepayment risk, mortgage credit risk, and liquidity risks associated with leverage. Interest rate risk relates to the risk associated with an exposure to a change in interest rates. Prepayment risk relates to uncertain cash flows resulting from someone prepaying their mortgage. Mortgage credit risk refers to the risk associated with borrower defaults causing losses. And finally, REITs commonly use leverage to enhance returns, which creates liquidity risk. At Two Harbors, we believe that understanding and managing these risks are our core competencies. Our sophisticated hedging strategy is designed to mitigate interest rate risk, and we employ superior security selection to manage prepayment risk and credit risk. To manage liquidity risk, we believe we have prudent duration and laddering of repo maturities across both our Agency and non-Agency portfolios. We also have a dedicated margin team and robust proprietary tools that allow us to monitor and project excess liquidity on a daily basis, and we frequently stress-test our portfolio against a number of potential shifts in market value, and/or shifts in counterparty advance rates. For more information on our hedging technique, look for our next webinar in the regular webinar series on hedging. Our primary objective is preserving book value over time and we believe our approach to managing these risks has enhanced our risk-adjusted performance. ATTRACTIVE RETURNS WITH LOWER RISK You can see on slide 14 that during the fourth quarter, as compared to our peers, Two Harbors outperformed across a variety of metrics. We have a competitive and attractive dividend yield historically in the low to mid-teens. Our fourth quarter dividend included taxable income from the contribution of our single family homes to Silver Bay as well as from realized gains from our Agency portfolio repositioning. The $0.55 dividend was also, we believe, important in terms of timing for our stockholders given changes to tax policy for 2013. This dividend is not representative of our ongoing earnings power. As you can see, we have maintained lower leverage and generally have less interest rate exposure than our peers. Our fourth quarter 2012 Constant Prepayment Rate, or CPR, is 6.6%, which is relatively unchanged from the third quarter and is consistent with our historical CPR.

April 15, 2013 Mortgage REIT Primer 6 SUMMARY In summary, a REIT is a company that owns and in many cases operates income-producing real estate. There are two types of REITs: Equity REITs and Mortgage REITs. Mortgage REITs include Residential Mortgage REITs like Two Harbors. Residential Mortgage REITs include Agency Mortgage REITs, Non- Agency Mortgage REITs, and Hybrid Mortgage REITs. We believe mortgage REITs provide investors the opportunity for a high dividend yield and the potential for long-term capital appreciation. Looking to the future, we think mortgage REITS are well-positioned to step in and fill a void left by the Government as they reduce their holdings of mortgage debt over time. Finally, a distinguishing characteristic of Two Harbors is our hybrid REIT model, which enables us to look at business opportunities beyond investing in Agency and non-Agency securities, so long as they are based on our core competencies of understanding and managing interest rate, prepayment and credit risk. We believe these new investment opportunities could provide attractive return profiles, improve the risk-reward profile of our aggregate portfolio, and expand expertise in existing strategies over time. Two Harbors’ ambition is to be the best hybrid mortgage REIT. We will achieve this through best-in-class disclosure and governance policies, superior portfolio construction and fluid capital allocation using rigorous security selection and credit analysis. CONTACT INFORMATION Thank you for joining us today. If you would like more information on REITs, some resources are listed in the Appendix Slide 19. Additionally, if you have any questions for Two Harbors, please do not hesitate to contact us. The contact information for our Investor Relations department is available on this slide. July Hugen Director - Investor Relations Two Harbors Investment Corp. 612.629.2514 July.Hugen@twoharborsinvestment.com Margaret M. Field Investor Relations Two Harbors Investment Corp. 212.364.3663 Margaret.Field@twoharborsinvestment.com